Exhibit 10.1

EXECUTION VERSION

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES PURCHASED HEREUNDER MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the “Agreement”) is entered into as of December 27, 2014 by and between Eclipse Resources Corporation, a Delaware corporation (the “Company”), and each of the purchasers, severally and not jointly, listed on Annex A hereto (collectively, the “Purchasers” and each, a “Purchaser”).

BACKGROUND

The Company desires to sell, and each Purchaser desires to purchase, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), on the terms and subject to the conditions contained herein.

The issuance of the shares of Common Stock hereunder is being made in a private placement, without registration under the Securities Act or any other applicable securities Laws (as defined below), in reliance on one or more exemptions from registration and other requirements thereunder.

In accordance with the rules of the New York Stock Exchange (the “NYSE”), this Agreement and the transactions contemplated hereby, including the issuance of the shares of Common Stock to each Purchaser hereunder, has been approved by the written consent of the holders of at least a majority of the outstanding shares of Common Stock (such approval, the “Company Stockholder Approval”).

Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Purchase and Sale of Common Stock.

1.1 Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, each Purchaser agrees, severally and not jointly, to purchase at the Closing (as defined below), and the Company agrees to sell and issue to the several Purchasers at the Closing, that number of shares of Common Stock set forth opposite such Purchaser’s name on Annex A hereto, at a purchase price of $7.04 per share. The shares of Common Stock to be issued and sold by the Company to the Purchasers pursuant to this Agreement are collectively referred to herein as the “Shares.”

1.2 Closing. The consummation of the purchase and sale of the Shares and other transactions contemplated hereby (the “Closing”) shall take place at the offices of Fulbright & Jaworski LLP (a member of Norton Rose Fulbright), 2200 Ross Avenue, Suite 2800, Dallas, Texas 75201, at 9:00 a.m. Dallas time, as promptly as practicable (but no more than two business days) following the first date on which all conditions set forth in Section 5 and Section 6 hereof have been satisfied or waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing), or at such other time and place as the Company and the Purchasers shall mutually agree (the date that the Closing occurs, the “Closing Date”). At the Closing, the Company shall deliver to each Purchaser a certificate or certificates (or, if requested by such Purchaser, a book-entry confirmation by the Company’s transfer agent) representing that number of Shares set forth opposite such Purchaser’s name on Annex A hereto against payment of the purchase price therefor by such Purchaser to the Company by wire transfer of immediately available funds to one or more accounts designated by the Company. At the Closing, each Purchaser and the Company shall execute and deliver the Amended and Restated Registration Rights Agreement between the Company and each Purchaser, the form of which is attached hereto as Annex B (the “Registration Rights Agreement”).

2. Representations and Warranties of the Company. The Company represents and warrants to each Purchaser as of the date hereof and as of the Closing Date that, except as otherwise disclosed in the Company’s Registration Statement on Form S-1, as amended (File No. 333-195679), including the prospectus constituting a part thereof dated June 19, 2014 and filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) under the Securities Act on June 23, 2014 or its other reports and forms filed with or furnished to the SEC under Sections 12, 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after June 19, 2014 and before the date of this Agreement (collectively, all such reports, the “SEC Reports”) (certain capitalized terms used but not otherwise defined in this Agreement have the respective meanings set forth in Section 9.13 hereof):

2.1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is duly incorporated or organized (as applicable), validly existing, and in good standing under the Laws of the state of its incorporation or organization (as applicable); has all corporate, partnership or limited liability company (as applicable) power and authority to own its properties and conduct its business as presently conducted; and is duly qualified to do business and in good standing in each state in the United States of America where its business requires such qualification, except where failure to qualify would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.2 Authorization; Enforceability. The Company has all necessary power and authority to execute, deliver, and perform under this Agreement and the Registration Rights Agreement. All corporate action by and on behalf of the Company necessary for the authorization, execution, and delivery of this Agreement and the Registration Rights Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale, and delivery of the Shares to each Purchaser hereunder has been taken, except for the delivery of notice to the Company’s stockholders pursuant to Section 228(e) of the Delaware General Corporation Law (the “DGCL”) and Schedule 14C promulgated under the Exchange Act, and the passage of applicable time periods under Rule 14c-2 promulgated under the Exchange Act. This Agreement and the Registration Rights Agreement, when executed and delivered by the Company, assuming due authorization, execution, and delivery by each Purchaser, constitutes and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to: (i) Laws limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium, or other similar Laws now or hereafter in effect generally relating to or affecting creditors’ rights generally; and (iii) limitations on the enforceability of indemnification provisions contained in the Registration Rights Agreement (collectively, the “Enforceability Exceptions”). This Agreement and the transactions contemplated hereby, including the issuance of the Shares to each Purchaser hereunder, has been approved by the written consent of the holders of at least a majority of the outstanding shares of Common Stock, and a true and complete copy of such written consent is attached hereto as Annex C.

2.3 Financial Statements.

(a) The financial statements of the Company and its Subsidiaries on a consolidated basis included in the SEC Reports fairly present in all material respects, in accordance with generally accepted accounting principles in the United States of America (“GAAP”), the financial condition and the results of operations of the Company and its Subsidiaries as of the dates and for the periods indicated (subject, in the case of unaudited quarterly statements, to normal year-end adjustments).

(b) The Company and its Subsidiaries do not have any liabilities or obligations that would be required under GAAP, as in effect on the date of this Agreement, to be reflected on a consolidated balance sheet of the Company, other than liabilities or obligations (i) reflected on, reserved against, or disclosed in the notes to the Company’s consolidated balance sheet included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2014 (the “Balance Sheet Date”); or (ii) that were incurred in the ordinary course of business since the Balance Sheet Date and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.4 Indebtedness. Neither the Company nor any of its Subsidiaries is in default in the payment of any Indebtedness or in default under any agreement relating to its Indebtedness or under any mortgage, deed of trust, security agreement, or lease to which it is a party, other than defaults that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.5 Litigation. There is no action, suit, proceeding, or investigation pending or, to the Knowledge of the Company, overtly threatened against, nor any outstanding judgment, order, or decree against, the Company or any of its Subsidiaries before or by any Governmental Authority or arbitral body which in the aggregate have, or if adversely determined, would reasonably be expected to have, a Company Material Adverse Effect.

2.6 Title. Each of the Company and its Subsidiaries has good and marketable title to its properties that are real property and good and valid title to all of its other properties (other than negligible assets that are immaterial to the operations of the Company or any of its Subsidiaries), free and clear of all Liens, except (i) for Permitted Liens; and (ii) as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.7 Taxes. Each of the Company and its Subsidiaries has filed all material tax returns required to have been filed and paid all material taxes shown thereon to be due, except for those for which extensions have been obtained and which are being contested in good faith by appropriate proceedings and in respect of which adequate reserves are maintained by the Company and its Subsidiaries in accordance with GAAP.

2.8 Governmental Consents. No consent, approval, order, or authorization of, or registration, qualification, declaration, or filing with, any Governmental Authority on the part of the Company is required in connection with the offer, sale, or issuance of the Shares to each Purchaser hereunder or the consummation of the transactions contemplated hereby, except for the following: (i) the compliance with other applicable state securities Laws, which compliance will have occurred within the appropriate time periods therefor; (ii) the Company Stockholder Approval; (iii) the approval for listing on the NYSE of the Shares; and (iv) the filing with the SEC of such reports under the Exchange Act and/or the Securities Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, including the Information Statement. Assuming that the representations of each Purchaser set forth in Section 3 hereof are true and correct, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act, and all applicable state securities Laws.

2.9 Permits and Licenses. The Company and each of its Subsidiaries possess all permits, certificates, licenses and other authorizations of Governmental Authorities that are required to conduct its business, except for such permits, certificates, licenses or other authorizations the absence of which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.10 Valid Issuance of Common Stock. The Shares being purchased by each Purchaser hereunder, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions under applicable state and federal securities Laws.

2.11 Capitalization. The authorized capital stock of the Company consists of 1,000,000,000 shares of Common Stock, of which 160,031,115 were issued and outstanding as of December 26, 2014 (excluding the Shares to be issued pursuant to this Agreement), and 50,000,000 shares of preferred stock, par value $0.01 per share, none of which are issued and outstanding. As of the close of business of December 26, 2014, the Company has reserved an aggregate of 16,000,000 shares of Common Stock for issuance pursuant to the Company’s 2014 Long-Term Incentive Plan, under which (i) 31,115 shares have been issued and are reflected in the currently outstanding Common Stock; and (ii) 15,968,885 shares remain available for future grant. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Other than as provided in this Agreement and the Registration Rights Agreement, dated as of June 25, 2014, among the Company and the other parties thereto (which is being amended and restated at the Closing), there are no other outstanding rights, options, warrants, preemptive rights, rights of first offer, or similar rights for the purchase or acquisition from the Company of any securities of the Company, nor are there any commitments from the Company to issue or execute any such rights, options, warrants, preemptive rights, or rights of first offer. There are no outstanding rights or obligations of the Company to repurchase or redeem any of its securities.

2.12 Investment Company Act. Neither the Company nor any of its Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended, or, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company, within the meaning of such act.

2.13 No Default of Violation. The Company is not in violation or default of any provision of its Amended and Restated Certificate of Incorporation (the “Charter”) or its Amended and Restated Bylaws (the “Bylaws”). The execution, delivery, and performance of this Agreement and the Registration Rights Agreement by the Company and the issuance and sale of the Shares will not (i) result in any default or violation of the Charter or Bylaws; (ii) result in any default or violation of any agreement relating to the Indebtedness of the Company or its Subsidiaries or under any mortgage, deed of trust, security agreement, or lease to which the Company or its Subsidiaries is a party or in any default or violation of any judgment, order, or decree of any Governmental Authority; or (iii) be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision, or result in the creation of any Lien upon any of the properties or assets of the Company or its Subsidiaries pursuant to any such provision; except in the case of (ii) and (iii) above, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.14 Compliance with Laws. Neither the Company nor any of its Subsidiaries is in violation of any applicable federal, state, local, foreign, or other law, statute, regulation, rule, ordinance, code, convention, directive, order, judgment, or other legal requirement (collectively, “Laws”) of any Governmental Authority, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries is being investigated with respect to, or been overtly threatened to be charged with or given notice of any violation of, any applicable Law, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.15 No Company Material Adverse Effect. Since June 25, 2014, no event or circumstance has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

2.16 SEC Reports.

(a) Since June 19, 2014, the Company has timely filed all documents required to be filed with the SEC pursuant to Sections 13(a), 14(a) or 15(d) of the Exchange Act.

(b) The SEC Reports, when they became effective or were filed with the SEC, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the

SEC thereunder, in each case as in effect at such time, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make such statements, in the light of the circumstances in which they were made, not misleading.

(c) The Company (i) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) that are reasonably designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the individuals responsible for the preparation of the Company’s filings with the SEC and other public disclosure documents.

2.17 No Restricted Payments. No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except for those prohibitions under (i) the Indenture, dated as of June 26, 2013, as amended and as may be further amended from time to time, by and among the Company and each of the Subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, relating to the 12.0% Senior Unsecured PIK Notes due 2018, and (ii) the Credit Agreement, dated as of February 18, 2014, as amended and as may be further amended from time to time, by and among Eclipse Resources I, LP, Bank of Montreal, as administrative agent, and each of the lenders party thereto.

2.18 No Price Stabilization or Manipulation. The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

2.19 FCPA. Neither the Company nor any of its Subsidiaries nor any director, officer or controlled Affiliate of the Company or any of its Subsidiaries nor, to the Knowledge of the Company, any agent or employee of the Company or any of its Subsidiaries nor, to the Knowledge of the Company, any Affiliate of the Company or any of its Subsidiaries that is not controlled by or under common control with the Company or any of its Subsidiaries, is aware of, has taken or will take any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its Subsidiaries and its controlled Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith and with the representation and warranty contained herein.

2.20 Compliance with Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

2.21 OFAC. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or Affiliate of the Company or any of its Subsidiaries (i) is currently subject to any sanctions administered imposed by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or (ii) will, directly or indirectly, use the proceeds from the issuance of the Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person in any manner that will result in a violation of any economic sanctions imposed by the United States (including any administered or enforced by OFAC, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty’s Treasury) by, or could result in the imposition of Sanctions against, any Person (including any Person participating in the transactions contemplated by this Agreement, whether as placement agent, advisor, investor or otherwise).

2.22 No Brokers’ Fees. No broker, investment banker, financial advisor or other Person, other than KeyBanc Capital Markets Inc. and RBC Capital Markets, LLC, in each case, the fees of which will be paid by the Company, is entitled to any broker’s, finder’s, financial advisor’s, or other similar fee or commission in connection with the transactions contemplated by this Agreement.

3. Representations and Warranties of Each Purchaser. Each Purchaser represents and warrants, severally and not jointly, to the Company as of the date hereof and as of the Closing Date that:

3.1 Private Placement.

(a) The Shares to be acquired by such Purchaser hereunder will be acquired for such Purchaser’s own account and not with a view to the resale or distribution of any part thereof. Such Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. Such Purchaser is aware that (i) the offer and sale of the Shares to it have not been, and, except as contemplated by the Registration Rights Agreement, will not be, registered under the Securities Act or any state securities Laws and are being offered and sold in reliance upon exemptions from the registration requirements of the Securities Act; and (ii) the Shares purchased hereunder may not be transferred or resold except as permitted under the Securities Act and applicable state securities Laws pursuant to registration or exemption from registration requirements thereunder; provided, however, that by making such representations herein, such Purchaser does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(b) Such Purchaser understands that, unless sold pursuant to a registration statement that has been declared effective under the Securities Act or in compliance with Rule 144 thereunder, the certificates evidencing the Shares will bear a legend or other restriction substantially to the following effect (it being agreed that if the Shares are not certificated, other appropriate restrictions shall be implemented or notated to give effect to the following):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND WERE OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER.”

(c) Such Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

(d) Such Purchaser (i) has conducted its own investigation of the Company and the Shares; (ii) has had access to the Company’s public filings with the SEC and to such financial and other information as it deems necessary in connection with its decision to purchase the Shares; and (iii) has been offered the opportunity to conduct such review and analysis of the business, assets, condition, operations, and prospects of the Company and its Subsidiaries and to ask questions of the Company and received answers thereto, each as it deems necessary in connection with its decision to purchase the Shares. Each Purchaser further acknowledges that it has had the opportunity to consult with its own counsel, financial, tax, and other professional advisers as it believes is sufficient for purposes of its purchase of the Shares. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 hereof or the right of each Purchaser to rely thereon.

(e) Such Purchaser understands that the Company will rely upon the truth and accuracy of the foregoing representations, acknowledgements, and agreements.

(f) Except for the representations and warranties contained in Section 2 hereof, each Purchaser acknowledges that neither the Company nor any Person on behalf of the Company makes, and such Purchaser has not relied upon, any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided to such Purchaser in connection with the transactions contemplated by this Agreement.

3.2 Organization and Good Standing. Such Purchaser is duly incorporated or organized (as applicable), validly existing, and in good standing under the Laws of the state of its incorporation or organization (as applicable).

3.3 Authorization; Enforceability. Such Purchaser has all necessary power and authority to execute, deliver, and perform under this Agreement and the Registration Rights Agreement. All action by and on behalf of such Purchaser necessary for the authorization, execution, and delivery of this Agreement and the Registration Rights Agreement and the performance of all obligations of such Purchaser hereunder and thereunder has been taken. This Agreement and the Registration Rights Agreement, when executed and delivered by such Purchaser, assuming due authorization, execution and delivery by the Company, constitutes and will constitute a valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, subject to the Enforceability Exceptions.

3.4 Financial Capability. Such Purchaser currently has, or at Closing will have, available funds necessary to purchase the Shares at Closing on the terms and conditions contemplated by this Agreement.

4. Covenants. The Company and each Purchaser hereby covenant and agree, for the benefit of each other, as follows:

4.1 Negative Covenants Prior to Closing. From the date of this Agreement through the Closing, the Company shall not:

(a) declare, or make payment in respect of, any dividend or other distribution upon any shares of capital stock of the Company;

(b) redeem, repurchase or acquire any capital stock of the Company or any of its Subsidiaries;

(c) amend the Company’s Charter or Bylaws; or

(d) authorize, issue, or reclassify any capital stock, or debt securities convertible into capital stock, of the Company (other than the authorization and issuance of the Shares, in accordance with this Agreement).

4.2 NYSE Listing of Shares. To the extent it has not already done so, promptly following execution of this Agreement the Company shall apply to cause the Shares to be approved for listing on the NYSE, subject to official notice of issuance.

4.3 State Securities Laws. The Company shall use all commercially reasonable efforts to (i) obtain all necessary permits and qualifications, if any, or secure an exemption therefrom, required by any state in the United States of America prior to the offer and sale of the Shares; and (ii) cause such authorization, approval, permit or qualification to be effective as of the Closing.

4.4 Non-Public Information. No later than 9:30 AM New York time on the first day following the execution and delivery of this Agreement that the NYSE is open for ordinary trading, the Company shall make public disclosure, in the form of a press release, public announcement or otherwise, of all material, non-public information provided to any Purchaser prior to the date hereof.

4.5 Information Statement. As soon as practicable, and no later than five days following the execution and delivery of this Agreement by the parties hereto, the Company shall prepare and file with the SEC, in preliminary form, an information statement of the type contemplated by Rule 14c-2 promulgated under the Exchange Act related to this Agreement and the issuance of the Shares pursuant hereto (such information statement, including any amendment or supplement thereto, the “Information Statement”). The Company and each Purchaser will cooperate with each other in the preparation of the Information Statement. Without limiting the generality of the foregoing, each Purchaser will furnish to the Company the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Information Statement. The Company shall use all commercially reasonable efforts to resolve all SEC comments with respect to the Information Statement as promptly as reasonably practicable after receipt thereof and to have the Information Statement cleared by the Staff of the SEC as promptly as reasonably practicable after such filing. If at any time any information relating to the Company or any Purchaser, or any of their respective Affiliates, should be discovered by the Company or such Purchaser that should be set forth in an amendment or supplement to the Information Statement so that the Information Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties, and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the stockholders of the Company entitled to notice thereof. Promptly after the Information Statement has been cleared by the SEC, in accordance with Rule 14c-2 promulgated under the Exchange Act and Section 228(e) of the DGCL, the Company shall promptly file the Information Statement with the SEC in definitive form, substantially in the form previously cleared or filed with the SEC, as the case may be, and mail a copy of the Information Statement to its stockholders that are entitled to notice thereof.

4.6 Securities Law Disclosure; Publicity. No public release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by the Company or any Purchaser without the prior consent of the Company (in the case of a release or announcement by a Purchaser) or the Purchasers (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld, conditioned, or delayed), except for any such release or announcement as may be required by Law or the applicable rules or regulations of any securities exchange or securities market, including the Information Statement, in which case the Company or the Purchasers, as the case may be, shall allow the Purchasers or the Company, as applicable, to the extent reasonably practicable under the circumstances, reasonable time to comment on such release or announcement in advance of such issuance.

4.7 Further Assurances. Each party agrees to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper, or advisable to obtain satisfaction of the conditions precedent to the other parties to the consummation of the transactions contemplated by this Agreement.

5. Conditions to Each Purchaser’s Obligations at Closing. The several obligations of each Purchaser to purchase the Shares from the Company and to consummate the transactions contemplated by this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions; provided, that each Purchaser shall only be entitled to waive conditions with respect to such Purchaser’s obligations:

5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 hereof shall be true and correct on and as of the Closing Date as if such representations and warranties were made as of such date, except for such representations and warranties made as of a specific date, which shall be true and correct only as of such date, and in each case, except where the failure of such representations and warranties to be so true and correct (without giving effect to any qualification and limitation as to “materiality” or “material adverse effect” set forth therein) would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

5.2 Performance. The Company shall have performed and complied in all material respects with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

5.3 Compliance Certificate. The Chief Executive Officer or Chief Financial Officer of the Company shall deliver to such Purchaser at the Closing a certificate stating that the conditions specified in Section 5.1 and Section 5.2 hereof have been fulfilled.

5.4 Listing of Shares. The Shares shall have been approved for listing on the NYSE, subject to official notice of issuance.

5.5 Delivery of Information Statement. The Information Statement shall have been cleared by the SEC and shall have been sent to the stockholders of the Company entitled to notice thereof (in accordance with Regulation 14C of the Exchange Act) at least 20 days prior to the Closing Date.

5.6 Registration Rights Agreement. The Company and such Purchaser shall have entered into the Registration Rights Agreement.

5.7 No Legal Restraint. No Law, judgment, injunction, order, ruling, or decree shall have been enacted, promulgated, entered, or enforced by Governmental Authority which would prohibit the consummation of the transactions contemplated by this Agreement, and there shall be no legal proceeding or action pending or threatened by any Governmental Authority that seeks to enact, issue, promulgate, enforce, or enter into any such Law, judgment, injunction, order, ruling, or decree or that seeks to enjoin or prohibit the consummation of the transactions contemplated hereby.

5.8 Opinion of Company’s Counsel. Each Purchaser shall have received an opinion from Fulbright & Jaworski LLP (a member of Norton Rose Fulbright), counsel for the Company, dated the Closing Date, in form and substance reasonably acceptable to such Purchaser and customary for transactions of this nature.

5.9 Closing by Affiliated Purchasers. For each Purchaser, other than the Affiliated Purchasers, it shall be a condition to such Purchaser’s obligation to purchase its respective Shares from the Company and to consummate the transactions contemplated by this Agreement that the Affiliated Purchasers shall have simultaneously purchased and paid for their respective Shares at the Closing.

6. Conditions of the Company’s Obligations at Closing. The obligations of the Company to sell the Shares to the several Purchasers and to consummate the transactions contemplated by this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

6.1 Representations and Warranties. The representations and warranties of such Purchaser contained in Section 3 hereof shall be true and correct on and as of the Closing Date as if such representations and warranties were made as of such date, except for such representations and warranties made as of a specific date, which shall be true and correct only as of such date, and in each case, except where the failure of such representations and warranties to be so true and correct (without giving effect to any qualification and limitation as to “materiality” or “material adverse effect” set forth therein) would not, individually or in the aggregate, reasonably be expected to prevent or materially impair or materially delay the ability of such Purchaser to consummate the transactions contemplated by this Agreement.

6.2 Performance. Such Purchaser shall have performed and complied in all material respects with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing.

6.3 Compliance Certificate. An authorized officer of such Purchaser shall deliver to the Company at the Closing a certificate stating that the conditions specified in Section 6.1 and Section 6.2 hereof have been fulfilled.

6.4 Delivery of Information Statement. The Information Statement shall have been cleared by the SEC and shall have been sent to the stockholders of the Company entitled to notice thereof (in accordance with Regulation 14C of the Exchange Act) at least 20 days prior to the Closing Date.

6.5 Registration Rights Agreement. The Company and each Purchaser shall have entered into the Registration Rights Agreement.

6.6 No Legal Restraint. No Law, judgment, injunction, order, ruling, or decree shall have been enacted, promulgated, entered, or enforced by any Governmental Authority which would prohibit the consummation of the transactions contemplated by this Agreement, and there shall be no legal proceeding or action pending or threatened by any Governmental Authority that seeks to enact, issue, promulgate, enforce, or enter into any such Law, judgment, injunction, order, ruling, or decree or that seeks to enjoin or prohibit the consummation of the transactions contemplated hereby.

6.7 Closing by Affiliated Purchasers. It shall be a condition to the Company’s obligation to sell the Shares to each Purchaser, other than the Affiliated Purchasers, that the Affiliated Purchasers shall have simultaneously purchased and paid for their respective Shares at the Closing.

7. Termination.

7.1 Termination of Agreement Prior to Closing. This Agreement may be terminated at any time prior to the Closing:

(a) with respect to any Purchaser, by the mutual written consent of such Purchaser and the Company;

(b) by any Purchaser (with respect to the obligations of such Purchaser) or the Company, upon written notice to the other party, if the Closing shall not have occurred on or prior to the date that is 90 calendar days following the date of this Agreement; provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose breach of any provision of this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date or the failure of a condition in Section 5 or Section 6 hereof to be satisfied at such time;

(c) by any Purchaser (with respect to the obligations of such Purchaser) or the Company, upon written notice to the other party, in the event that a Governmental Authority has issued an order, decree, or ruling or taken any other action permanently restraining, enjoining, or otherwise prohibiting the consummation of the transactions contemplated by this Agreement and such order, decree, ruling, or other action has become final and nonappealable; provided, however, that the right to terminate this Agreement under this Section 7.1(c) shall not be available to any party whose breach of any provision of this Agreement shall have been the cause of, or shall have resulted in, such order, decree, ruling, or other action;

(d) by any Purchaser (with respect to the obligations of such Purchaser), upon written notice to the Company, if (i) there has been a breach of any representation, warranty, covenant, or agreement made by the Company in this Agreement, such that the conditions to Closing set forth in Section 5.1 and Section 5.2 hereof, as applicable, would not be satisfied; and (ii) such breach is not cured (if curable) within ten days after delivery of such notice; provided that this Section 7.1(d) shall only apply if such Purchaser is not in material breach of any of its obligations under this Agreement; or

(e) by the Company, upon written notice to any Purchaser, if (i) there has been a breach of any representation, warranty, covenant, or agreement made by such Purchaser in this Agreement, such that the conditions to Closing set forth in Section 6.1 and Section 6.2 hereof, as applicable, would not be satisfied and (ii) such breach is not cured (if curable) within ten days after delivery of such notice; provided that this Section 7.1(e) shall only apply if the Company is not in material breach of any of its obligations under this Agreement.

7.2 Effect of Termination Prior to Closing. In the event of termination of this Agreement as provided in Section 7.1 hereof, this Agreement shall become void and have no effect without any liability or obligation on the part of any party hereto as to which such termination has been duly effected (other than the provisions of Section 4.6, Section 8 and

Section 9 hereof and this Section 7.2); provided, however, that nothing herein shall relieve any party from any liability for any breach by such party of its representations, warranties, covenants, or agreements set forth in this Agreement prior to such termination.

8. Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify the Purchasers and their Representatives (collectively, “Purchaser Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses (collectively, “Losses”) incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of the Company contained herein, provided that such claim for indemnification relating to a breach of the representations or warranties is made prior to the expiration of such representations or warranties.

(b) Indemnification by the Purchasers. Each Purchaser severally agrees to indemnify the Company and its Representatives (other than the Affiliated Purchasers) (collectively, “Company Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all Losses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of such Purchaser contained herein, provided that such claim for indemnification relating to a breach of the representations and warranties is made prior to the expiration of such representations and warranties. Notwithstanding anything herein to the contrary, (i) no Purchaser shall be liable for the acts, omission or breaches of any other Purchaser under or with respect to this Agreement or the transactions contemplated hereby, and (ii) each Purchaser’s aggregate liability for Losses under this Section 8(b) shall not exceed the aggregate purchase price payable by such Purchaser to the Company for it Shares under this Agreement.

(c) Indemnification Procedure. Promptly after any Company Related Party or Purchaser Related Party (hereinafter, the “Indemnified Party”) has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third Person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such claim or the commencement of such action, suit or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (a) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (b) if (i) the Indemnifying Party has failed to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (ii) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing or malfeasance by, the Indemnified Party.

9. Miscellaneous.

9.1 Survival. The representations, warranties, covenants, and agreements contained in this Agreement shall survive the Closing for a period of one year after the date hereof and thereafter shall have no further force and effect.

9.2 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. None of the Purchasers will assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, except to a Permitted Transferee as provided in the next sentence. Notwithstanding anything to the contrary contained herein, each of the Purchasers may assign its commitment to purchase the Shares hereunder in whole or in part to any direct or indirect subsidiary of such Purchaser or any of its Affiliates and its Affiliates’ limited partners and/or funds, entities and accounts managed or advised by its Affiliates (any such transferee, a “Permitted Transferee”) subject to such Permitted Transferee making the representations and warranties set forth in Section 3, and each such Permitted Transferee shall be entitled to the full benefit and be subject to the obligations of this Agreement as if such Person were a “Purchaser” hereunder.

9.3 Notices. Any notice or request required or permitted to be delivered under this Agreement shall be given in writing and shall be deemed effectively given (a) if given by personal delivery, upon actual delivery; (b) if given by facsimile, upon receipt of confirmation of a completed transmittal; (c) if given by mail, upon the earlier of (i) actual receipt of such notice by the intended recipient; or (ii) three business days after such notice is deposited in first class mail, postage prepaid; and (d) if by an internationally recognized overnight courier, one business day after delivery to such courier for overnight delivery. All notices to the Company shall be addressed to the address below and all notices to any Purchaser shall be addressed to the address listed on such Purchaser’s signature page hereto, or at such other address as the parties hereto may designate by ten days’ advance written notice to the other parties:

If the Company:

Eclipse Resources Corporation

2121 Old Gatesburg Road, Suite 110

State College, Pennsylvania 16803

Attention: General Counsel

Facsimile: (480) 393-4565

With a copy to (which shall not constitute notice to the Company):

Fulbright & Jaworski LLP (a member of Norton Rose Fulbright)

2200 Ross Avenue, Suite 2800

Dallas, Texas 75201

Attention: M&A/Securities Group Head

Facsimile: (214) 855-8200

If to a Purchaser:

[See signature pages hereto]

9.4 Governing Law. This Agreement shall be governed in all respects by the Laws of the State of Delaware without regard to choice of Law or principles that could require the application of the Laws of any other jurisdiction.

9.5 Submission to Jurisdiction; Venue; Waiver of Trial by Jury. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (the “Court of Chancery”), over any suit, action, or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby (or, solely to the extent that the Court of Chancery does not have jurisdiction over such suit, action, or proceeding, to the exclusive jurisdiction of the United States District for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts (the “Delaware Federal Court”) or, solely to the extent that neither the Court of Chancery nor the Delaware Federal Court has jurisdiction over such suit, action, or proceeding, the Superior Court of the State of Delaware). Each of the parties irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in such a court pursuant to the foregoing sentence and any claim that any such suit, action, or proceeding brought in such a court has been brought in an inconvenient forum. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION 9.5.

9.6 Equitable Relief. The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity. Additionally, each party hereto irrevocably waives any defense based on adequacy of any other remedy, whether at Law or in equity, that might be asserted as a bar to the remedy of specific performance of any of the terms or provisions hereof or injunctive relief in any action brought therefor.

9.7 Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be declared by any court of competent jurisdiction to be invalid, illegal, void, or unenforceable in any respect, all other provisions of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid, illegal, void, or unenforceable, shall nevertheless remain in full force and effect and will in no way be affected, impaired, or invalidated thereby. Upon such determination that any provision, or the application of any such provision, is invalid, illegal, void, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible to the fullest extent permitted by Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

9.8 Entire Agreement. This Agreement, including the Annexes hereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior written, and prior and contemporaneous oral, agreements and understandings between the parties with respect to the subject matter hereof.

9.9 No Third Party Beneficiaries. Nothing in this Agreement (implied or otherwise) is intended to confer upon any Person other than the parties hereto, or their respective successors and permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

9.10 Headings; Interpretation. All headings and subheadings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The words “include,” “includes,” and “including” will be deemed to be followed by the phrase “without limitation.” The meanings given to terms defined herein will be equally applicable to both the singular and plural forms of such terms. Unless expressly provided to the contrary, the word “or” is not exclusive and “hereunder,” “hereof,” “herein” and words of similar import are references to this Agreement as a whole and not any particular section or other provision of this Agreement. Whenever the context may require, any pronoun includes the corresponding masculine, feminine, and neuter forms. All references to “dollars” or “$” will be deemed references to the lawful money of the United States of America. Further, the parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement. All annexes attached hereto are hereby incorporated herein by reference and made a part hereof.

9.11 Expenses. The Company shall pay all of the reasonable out of pocket costs and expenses incurred by each Purchaser in connection with this Agreement and the transactions contemplated hereby up to a maximum of $50,000 per Purchaser, including the reasonable fees and expenses of a single legal counsel for each Purchaser. Such costs and expenses shall be reimbursed by the Company promptly following a request for such reimbursement and delivery of documents evidencing the incurrence of such costs and expenses.

9.12 Amendments and Waivers. No term of this Agreement may be amended or modified without the prior written consent of each party hereto and this Agreement may not be amended in a manner that provides more favorable terms to any Purchaser unless the other Purchasers are first offered the opportunity to accept such favorable terms. No provision of this Agreement may be waived except in a writing executed and delivered by the party against whom such waiver is sought to be enforced.

9.13 Certain Definitions. The following terms shall have the respective meanings for all purposes of the Agreement:

(a) “Affiliate” of any Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, “control” when used with respect to any Person has the meaning specified in Rule 12b-2 promulgated under the Exchange Act; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

(b) “Affiliated Purchasers” shall mean, collectively, EnCap Energy Capital Fund VIII, L.P., EnCap Energy Capital Fund VIII Co-Investors, L.P., EnCap Energy Capital Fund IX, L.P., CKH Partners II, L.P., The Hulburt Family II Limited Partnership and Kirkwood Capital, L.P.

(c) “Company Material Adverse Effect” shall mean any change, development, occurrence, or event that would reasonably be expected to be materially adverse to (i) the business, prospects, properties, assets, liabilities, consolidated results of operations, or financial condition of the Company and its Subsidiaries, taken as a whole; or (ii) the ability of the Company to consummate the transactions contemplated hereby; provided that any such change, development, occurrence, or event resulting or arising from or relating to any of the following matters shall not be considered when determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur: (1) any change, development, occurrence, or event affecting the businesses or industries in which the Company and its Subsidiaries operate; (2) any conditions affecting the United States of America’s general economy or the general economy in any geographic area in which the Company or its Subsidiaries operate or developments or changes therein or the financial and securities markets and credit markets in the United States of America or elsewhere in the world; (3) political conditions, including acts of war (whether or not declared), armed hostilities, and terrorism, or developments or changes therein; (4) any conditions resulting from natural disasters; (5) changes in any Laws or GAAP; (6) any action taken or omitted to be taken by or at the written request or with the written consent of any Purchaser; (7) any announcement or pendency of this Agreement or the transactions contemplated hereby; (8) changes in the market price or trading volume of Common Stock or any other equity, equity-related, or debt securities of the Company or its Affiliates (it being understood that the underlying circumstances, events, or reasons giving rise to any such change can be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur); (9) any failure by the Company or its Subsidiaries to meet any internal or public projections, forecasts, estimates, or guidance for any period (it being understood that the underlying circumstances, events, or reasons giving rise to any such failure can be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur); or (10) any legal claims or other proceedings made by any of the Company’s stockholders (on their own behalf or on behalf of the Company) arising out of or related to this Agreement; provided, however, that the changes, developments, occurrences, or events set forth in clauses (1), (2), (3), (4), and (5) above may be taken into account in determining whether there has been or is a Company Material Adverse Effect if and only to the extent such changes, developments, occurrences, or events have a disproportionate impact on the Company and its Subsidiaries, taken as a whole, relative to other oil and gas exploration and production companies in the United States of America.

(d) “Governmental Authority” shall mean any foreign governmental authority, the United States of America, any state of the United States of America, and any political subdivision of any of the foregoing, and any agency, instrumentality, department, commission, board, bureau, central bank, authority, court, or other tribunal, having jurisdiction over any Purchaser, the Company, any of the Company’s Subsidiaries, or their respective properties.

(e) “Indebtedness” shall mean, as to any Person, without duplication: (i) all indebtedness (including principal, interest, fees, and charges) of such Person for borrowed money or for the deferred purchase price of property or services; (ii) any other indebtedness which is evidenced by a promissory note, bond, debenture, or similar instrument; and (iii) any obligation under or in respect of outstanding letters of credit, acceptances, and similar obligations created for the account of such Person.

(f) “Knowledge” of the Company shall mean the actual knowledge of any of the following individuals: Benjamin W. Hulburt, President and Chief Executive Officer of the Company, Matthew R. DeNezza, Executive Vice President and Chief Financial Officer of the Company, Christopher K. Hulburt, Executive Vice President, Secretary and General Counsel of the Company, and Thomas S. Liberatore, Executive Vice President and Chief Operating Officer of the Company.

(g) “Lien” shall mean any mortgage, pledge, charge, encumbrance, security interest, collateral assignment, or other lien or restriction.

(h) “Permitted Liens” shall mean (i) Liens for taxes, assessments, or levies not yet due (subject to applicable grace periods) or which are being contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP; (ii) carriers,’ warehousemen’s, mechanics,’ landlords,’ vendors,’ materialmen’s, repairmen’s, sureties,’ or other like Liens arising in the ordinary course of business and securing amounts not yet due or which are being contested in good faith by appropriate proceedings if, in the case of such contested Liens, adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP; (iii) easements, rights-of-way, covenants, reservations, exceptions, encroachments, zoning, and similar restrictions and encumbrances or title defects incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; (iv) contractual Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, exploration agreements, oil and gas partnership agreements, oil and gas leases, farm-in or farm-out agreements, division orders, contracts for the sale, transportation, gathering or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, carried interests, reversionary interests, marketing agreements, processing agreements, net profits agreements, seismic or other geophysical permits, consents or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent by more than 90 days or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (v) bankers’ Liens, rights of set-off or similar rights and remedies arising by operation of Law; (vi) rights of lessees and sublessees in assets leased by the Company or any Subsidiary not prohibited elsewhere herein; and (vii) mortgages and other security interests granted by the Company or its Subsidiaries pursuant to the credit agreement of Eclipse Resources I, LP, as borrower, dated as of February 18, 2014, as amended.

(i) “Person” shall mean any individual, corporation, trust, unincorporated organization, Governmental Authority, or any other form of entity.

(j) “Representative” of any Person means the Affiliates, officers, directors, managers, employees, agents, counsel, accountants, investment bankers and other representatives of such Person.

(k) “Subsidiary” of any Person shall mean any corporation, partnership, joint venture, limited liability company, trust, or estate of which (or in which) more than fifty percent of (i) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (regardless of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency); (ii) the interest in the capital or profits of such partnership, joint venture, or limited liability company; or (iii) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries, or by one or more of such Person’s other Subsidiaries.

9.14 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement and the Registration Rights Agreement (together, the “Transaction Documents”) are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. The Company’s obligations to each Purchaser under this Agreement are identical to its obligations to each other Purchaser other than such differences resulting solely from the number of Shares purchased by such Purchaser, but regardless of whether such obligations are memorialized herein or in another agreement between the Company and a Purchaser.

9.15 Counterparts. This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile or in electronic format (e.g., “PDF”), each of which may be executed by less than all parties hereto, each of which shall be enforceable against the parties hereto actually executing such counterparts, and all of which together shall constitute one instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have caused this Agreement to be executed as of the date first written above by their officers or other representatives thereunto duly authorized.

COMPANY:	ECLIPSE RESOURCES CORPORATION

	By:	/s/ Benjamin W. Hulburt
	Name:	Benjamin W. Hulburt
	Title:	President and Chief Executive Officer

[Signature Pages to Securities Purchase Agreement]

PURCHASER:	ENCAP ENERGY CAPITAL FUND VIII, L.P.

	By:	EnCap Equity Fund VIII GP, L.P., the
General Partner of EnCap Energy Capital
Fund VIII, L.P.

	By:	EnCap Investments L.P., the General
Partner of EnCap Equity Fund VIII GP,
L.P.

	By:	EnCap Investments GP, L.L.C., the
General Partner of EnCap Investments
L.P.

	By:	/s/ Robert L. Zorich
	Name:	Robert L. Zorich
	Title:	Managing Partner

Address for Notice:

c/o EnCap Investments L.P.
1100 Louisiana, Suite 4900
Houston, Texas 77002
Attention: Mark E. Burroughs, Jr.
Fax: (713) 659-6130

With a copy to:

Thompson & Knight LLP
333 Clay Street, Suite 3300
Houston, Texas 77002
Attention: Michael K. Pierce
Fax: (832) 397-8049

[Signature Pages to Securities Purchase Agreement]

PURCHASER:	ENCAP ENERGY CAPITAL FUND VIII CO-INVESTORS, L.P.

	By:	EnCap Equity Fund VIII GP, L.P., the
General Partner of EnCap Energy Capital
Fund VIII Co-Investors, L.P.

	By:	EnCap Investments L.P., the General
Partner of EnCap Equity Fund VIII GP,
L.P.

	By:	EnCap Investments GP, L.L.C., the
General Partner of EnCap Investments
L.P.

	By:	/s/ Robert L. Zorich
	Name:	Robert L. Zorich
	Title:	Managing Partner

Address for Notice:

c/o EnCap Investments L.P.
1100 Louisiana, Suite 4900
Houston, Texas 77002
Attention: Mark E. Burroughs, Jr.
Fax: (713) 659-6130

With a copy to:

Thompson & Knight LLP
333 Clay Street, Suite 3300
Houston, Texas 77002
Attention: Michael K. Pierce
Fax: (832) 397-8049

[Signature Pages to Securities Purchase Agreement]

PURCHASER:	ENCAP ENERGY CAPITAL FUND IX, L.P.

	By:	EnCap Equity Fund IX GP, L.P., the
General Partner of EnCap Energy Capital
Fund IX, L.P.

	By:	EnCap Investments L.P., the General
Partner of EnCap Equity Fund IX GP,
L.P.

	By:	EnCap Investments GP, L.L.C., the
General Partner of EnCap Investments
L.P.

	By:	/s/ Robert L. Zorich
	Name:	Robert L. Zorich
	Title:	Managing Partner

Address for Notice:

c/o EnCap Investments L.P.
1100 Louisiana, Suite 4900
Houston, Texas 77002
Attention: Mark E. Burroughs, Jr.
Fax: (713) 659-6130

With a copy to:

Thompson & Knight LLP
333 Clay Street, Suite 3300
Houston, Texas 77002
Attention: Michael K. Pierce
Fax: (832) 397-8049

[Signature Pages to Securities Purchase Agreement]

PURCHASER:	THE HULBURT FAMILY II LIMITED PARTNERSHIP

	By:	BWH Management Company II, LLC, the
General Partner of The Hulburt Family II
Limited Partnership

	By:	/s/ Benjamin W. Hulburt
	Name:	Benjamin W. Hulburt
	Title:	Manager

Address for Notice:

c/o Eclipse Resources Corporation
2121 Old Gatesburg Road, Suite 110
State College, Pennsylvania 16803
Attention: Benjamin W. Hulburt
Fax: (480) 393-4565

[Signature Pages to Securities Purchase Agreement]

PURCHASER:	CKH PARTNERS II, L.P.

	By:	CKH Management Company II, LLC, the
General Partner of CKH Partners II, L.P.

	By:	/s/ Christopher K. Hulburt
	Name:	Christopher K. Hulburt
	Title:	Manager

Address for Notice:

c/o Eclipse Resources Corporation
2121 Old Gatesburg Road, Suite 110
State College, Pennsylvania 16803
Attention: Christopher K. Hulburt
Fax: (480) 393-4565

[Signature Pages to Securities Purchase Agreement]

PURCHASER:	KIRKWOOD CAPITAL, L.P.

	By:	Mountaineer Ventures, LLC, the
General Partner of Kirkwood Capital, L.P.

	By:	/s/ Thomas S. Liberatore
	Name:	Thomas S. Liberatore
	Title:	Manager

Address for Notice:

c/o Eclipse Resources Corporation
2121 Old Gatesburg Road, Suite 110
State College, Pennsylvania 16803
Attention: Thomas S. Liberatore
Fax: (480) 393-4565

[Signature Pages to Securities Purchase Agreement]

PURCHASER:	BUCKEYE INVESTORS L.P.

	By:	Buckeye Investors GP LLC,
its general partner

	By:	/s/ Robert W. Antablin
	Name:	Robert W. Antablin
	Title:	Vice President

Address for Notice:

c/o Kohlberg Kravis Roberts & Co. L.P.
9 West 57th Street, Suite 4200
New York, NY 10019

[Signature Pages to Securities Purchase Agreement]

PURCHASER:	GSO CAPITAL OPPORTUNITIES FUND II L.P.

	By:	GSO Capital Opportunities Associates II
LLC, its general partner

	By:	/s/ George Fan
	Name:	George Fan
	Title:	Authorized Signatory

Address for Notice:

c/o GSO Capital Partners LP
345 Park Avenue
New York, NY
Attention: Randall Kessler / John Beberus

[Signature Pages to Securities Purchase Agreement]

PURCHASER:	GSO ECLIPSE HOLDINGS I LP

	By:	GSO Capital Opportunities Associates II
LLC, its general partner

	By:	/s/ George Fan
	Name:	George Fan
	Title:	Authorized Signatory

Address for Notice:

c/o GSO Capital Partners LP
345 Park Avenue
New York, NY
Attention: Randall Kessler / John Beberus

[Signature Pages to Securities Purchase Agreement]

PURCHASER:	FIR TREE VALUE MASTER FUND, L.P.

	By:	/s/ Donald P. McCarthy
	Name:	Donald P. McCarthy
	Title:	Chief Financial Officer

Address for Notice:

c/o Fir Tree, Inc.
505 Fifth Avenue, 23rd Floor
New York, New York 10017
Attention: Brian A. Meyer, Esq., General Counsel

[Signature Pages to Securities Purchase Agreement]

PURCHASER:	LUXOR CAPITAL PARTNERS, LP

	By:	/s/ Kelly Skura
	Name:	Kelly Skura
	Title:	Chief Financial Officer, Luxor Capital Group, LP – as Investment Manager

Address for Notice:

c/o Luxor Capital Group, LP
1114 Avenue of the Americas, 29th Floor
New York, NY 10036
Attention: Norris Nissim
Fax: 212-763-8001
Email: nnissim@luxorcap.com

[Signature Pages to Securities Purchase Agreement]

PURCHASER:	LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP

	By:	/s/ Kelly Skura
	Name:	Kelly Skura
	Title:	Chief Financial Officer, Luxor Capital Group, LP – as Investment Manager

Address for Notice:

c/o Luxor Capital Group, LP
1114 Avenue of the Americas, 29th Floor
New York, NY 10036
Attention: Norris Nissim
Fax: 212-763-8001
Email: nnissim@luxorcap.com

[Signature Pages to Securities Purchase Agreement]

ANNEX A

Purchasers and Number of Shares

Purchaser Name	Number of Shares of Common Stock
EnCap Energy Capital Fund VIII, L.P.	4,136,353
EnCap Energy Capital Fund VIII Co-Investors, L.P.	9,558,304
EnCap Energy Capital Fund IX, L.P.	30,967,616
The Hulburt Family II Limited Partnership	55,151
CKH Partners II, L.P.	13,788
Kirkwood Capital, L.P.	13,788
Buckeye Investors L.P.	10,650,000
GSO Eclipse Holdings I LP	2,297,115
GSO Capital Opportunities Fund II L.P.	1,112,885
Fir Tree Value Master Fund, L.P.	2,275,000
Luxor Capital Partners Offshore Master Fund, LP	738,400
Luxor Capital Partners, LP	681,600

Total	62,500,000

[Annex A to Securities Purchase Agreement]

ANNEX B

Form of Amended and Restated Registration Rights Agreement

[See attached]

[Annex B to Securities Purchase Agreement]

EXECUTION VERSION

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (this “Agreement”) is made and entered into as of January     , 2015, by and among Eclipse Resources Corporation, a Delaware corporation (the “Company”), Eclipse Resources Holdings, L.P., a Delaware limited partnership (“Eclipse Holdings”), EnCap Energy Capital Fund VIII, L.P., a Texas limited partnership (“EnCap VIII”), EnCap Energy Capital Fund VIII Co-Investors, L.P., a Texas limited partnership (“EnCap VIII Co-Investors”), EnCap Energy Capital Fund IX, L.P., a Texas limited partnership (“EnCap IX”), CKH Partners II, L.P., a Pennsylvania limited partnership (“CKH II”), The Hulburt Family II Limited Partnership, a Pennsylvania limited partnership (“Hulburt Family II”), Kirkwood Capital, L.P., a Pennsylvania limited partnership (“Kirkwood”), Eclipse Management, L.P., a Delaware limited partnership (“Eclipse Management”), and each of the investors listed on Schedule A hereto (collectively, the “Investors” and each, an “Investor”).

WHEREAS, the Parties (as defined below), other than the Investors, entered into a Registration Rights Agreement, dated as of June 25, 2014 (the “Existing Agreement”);

WHEREAS, the Company, EnCap VIII, EnCap VIII Co-Investors, EnCap IX, CKH II, Hulburt Family II, Kirkwood and the Investors are parties to a Securities Purchase Agreement, dated as of December 27, 2014 (the “Purchase Agreement”), pursuant to which, among other things, such Parties have requested, and the Company has agreed to provide, registration rights with respect to the shares of the Common Stock (as defined below) purchased by such Parties from the Company thereunder; and

WHEREAS, in light of the foregoing, the Parties desire to set forth certain registration rights applicable to the Registrable Securities (as defined below), and hereby amend and restate the Existing Agreement in its entirety.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party hereto, the Parties hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” of any specified Person means any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, “control” of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Affiliated Holders” means Eclipse Holdings and Affiliates of EnCap Investments L.P., including the EnCap Parties and the general and limited partners of Eclipse Holdings and EnCap Investments L.P., that are Holders.

“Affiliated Holder Demand Notice” has the meaning set forth in Section 2(a)(i).

“Affiliated Holder Demand Registration” has the meaning set forth in Section 2(a)(i).

“Agreement” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Blackout Period” has the meaning set forth in Section 3(n).

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in the State of Texas or the State of New York are authorized or required to be closed.

“CKH II” has the meaning set forth in the preamble.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” has the meaning set forth in the preamble.

“Company Securities” means any equity interest of any class or series in the Company.

“Demand Notice” means an Affiliated Holder Demand Notice or a Non-Affiliated Holder Demand Notice.

“Demand Registration” means an Affiliated Holder Demand Registration or a Non-Affiliated Holder Demand Registration.

“Eclipse Holdings” has the meaning set forth in the preamble.

“Eclipse Management” has the meaning set forth in the preamble.

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Demand Effectiveness Period” has the meaning set forth in Section 2(a)(iv).

“Effectiveness Period” shall mean the Demand Effectiveness Period or the Mandatory Shelf Effectiveness Period, as applicable.

“EnCap VIII” has the meaning set forth in the preamble.

“EnCap VIII Co-Investors” has the meaning set forth in the preamble.

“EnCap IX” has the meaning set forth in the preamble.

“EnCap Parties” means, collectively, EnCap VIII, EnCap VIII Co-Investors and EnCap IX, and “EnCap Party” means any of them.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Agreement” has the meaning set forth in the preamble.

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“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Form S-3 Eligibility Period” means the period of time during which the Company is eligible to conduct a registered offering and sale of the Registrable Securities on Form S-3 (or any equivalent or successor form under the Securities Act).

“Holder” means any record holder of Registrable Securities that (i) is a Party hereto or (ii) to whom registration rights conferred by this Agreement have been transferred in compliance with Section 9(d) hereof; provided, however, that any Person referenced in clause (ii) shall be a Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.

“Hulburt Family II” has the meaning set forth in the preamble.

“Initiating Holder” means the Holder delivering the Demand Notice or the Underwritten Offering Notice, as applicable.

“Investor” has the meaning set forth in the preamble.

“Kirkwood” has the meaning set forth in the preamble.

“Limited Partner” means a limited partner of Eclipse Holdings.

“Losses” has the meaning set forth in Section 6(a).

“Mandatory Shelf Effectiveness Period” has the meaning set forth in Section 2.1(b)(i).

“Mandatory Shelf Filing Date” has the meaning set forth in Section 2.1(b)(i).

“Mandatory Shelf Registration Statement” has the meaning set forth in Section 2.1(b)(i).

“Mandatory Shelf Securities” means the Registrable Securities issued pursuant to the Purchase Agreement.

“Master Reorganization Agreement” means that certain Master Reorganization Agreement, dated as of June 6, 2014, by and among Eclipse Resources I, LP, a Delaware limited partnership, Eclipse GP, LLC, a Delaware limited liability company, EnCap VIII, EnCap VIII Co-Investors, EnCap IX, CKH II, Hulburt Family II, Kirkwood, Eclipse Management, Eclipse Holdings, the Company, Benjamin W. Hulburt, Christopher K. Hulburt and Thomas S. Liberatore.

“Minimum Amount” has the meaning set forth in Section 2(a)(iii).

“Non-Affiliated Holder Demand Notice” has the meaning set forth in Section 2(a)(ii).

“Non-Affiliated Holder Demand Registration” has the meaning set forth in Section 2(a)(ii).

“Non-Affiliated Holders” means the Investors that are Holders.

“Parties” means the Company, Eclipse Holdings, EnCap VIII, EnCap VIII Co-Investors, EnCap IX, CKH II, Hulburt Family II, Kirkwood, Eclipse Management, the Investors and any Person that may become a party to this Agreement pursuant to the terms hereof.

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“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, estate, trust, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Notice” has the meaning set forth in Section 2(d)(i).

“Piggyback Registration” has the meaning set forth in Section 2(d)(i).

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the preamble.

“Records” has the meaning set forth in Section 3(l).

“Registrable Securities” means the Shares; provided, however, that Registrable Securities shall not include: (i) any Shares the offering and sale of which has been registered under the Securities Act, and that have been disposed of pursuant to an effective Registration Statement; (ii) any Shares transferred to a Person who is not entitled to the registration and other rights hereunder; (iii) any Shares that have been sold or transferred by the Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144; (iv) any Shares that may be sold pursuant to Rule 144(b)(1); and (v) any Shares that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise). The Company shall not be required to register the offering and sale of the same Registrable Securities under more than one Registration Statement at any one time.

“Registration Expenses” means: (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market or FINRA and (B) in compliance with applicable state securities or “Blue Sky” laws); (ii) reasonable printing expenses (including expenses of printing certificates for Company Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by a Selling Stockholder included in the Registration Statement); (iii) reasonable messenger, telephone and delivery expenses; (iv) reasonable transfer agent fees; (v) reasonable fees and disbursements of counsel, auditors, accountants and independent petroleum engineers for the Company; (vi) Securities Act liability insurance, if the Company so desires such insurance; (vii) reasonable fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement; and (viii) all expenses relating to marketing the sale of the Registrable Securities, including expenses related to conducting a “road show.”

“Registration Statement” means a registration statement of the Company in the form required to register the resale of the Registrable Securities under the Securities Act, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

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“Requested Underwritten Offering” has the meaning set forth in Section 2(c)(i).

“Resale Distribution” has the meaning set forth in Section 2(a)(i).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar industry professionals and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder or Selling Stockholder.

“Selling Stockholder” means a Party (other than the Company) included as a selling stockholder selling Registrable Securities pursuant to a Registration Statement.

“Selling Stockholder Indemnified Persons” has the meaning set forth in Section 6(a).

“Senior Notes Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of June 26, 2013, by and among Eclipse Resources I, LP, the guarantors from time to time party thereto, and Blackstone Holdings Finance Co. L.L.C., GSO Eclipse Holdings I LP, MTP Energy Master Fund LTD, MTP Energy Opportunities Fund LLC, Magnetar Capital Fund II, LP, Hipparchus Fund LP, Magnetar Global Event Driven Fund LLC, Blackwell Partners LLC, Magnetar Structured Credit Fund, LP, Triangle Peak Partners Private Equity, LP, the Northwestern Mutual Life Insurance Company, the Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account, Northwestern Long Term Care Insurance Company and Northwestern Mutual Capital Mezzanine Fund III, LP.

“Shares” means (i) the shares of Common Stock issued to Eclipse Holdings pursuant to the Master Reorganization Agreement, and (ii) the shares of Common Stock issued to EnCap VIII, EnCap VIII Co-Investors, EnCap IX, CKH II, Hulburt Family II, Kirkwood and the Investors pursuant to the Purchase Agreement, and in each case, any other equity interests of the Company or equity interests in any successor of the Company issued in respect of such shares by reason of or in connection with any stock dividend, stock split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of the Company.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the Commission on Form S-3 (or any equivalent or successor form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) covering Registrable Securities, as applicable.

“Suspension Period” has the meaning set forth in Section 3(o).

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“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“Underwritten Offering” means an underwritten offering of Common Stock in which shares of Common Stock are sold to one or more underwriters for reoffering to the public (whether a Requested Underwritten Offering or in connection with a public offering of Common Stock by the Company, a public offering of Common Stock by stockholders, or both, but excluding an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or S-8 (or any similar forms adopted after the date hereof as replacements therefor) or an offering on any registration statement form that does not permit secondary sales).

“Underwritten Offering Notice” has the meaning set forth in Section 2(c)(i).

“VWAP” means, as of a specified date and in respect of Registrable Securities, the volume weighted average price for such security on the Trading Market with respect to the Registrable Securities for the twenty (20) trading days immediately preceding, but excluding, such date.

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections refer to Sections of this Agreement; (c) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law, statute or rule shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law, statute or rule; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated.

2.	Registration.

(a)	Demand Registration.

(i) At any time, each Affiliated Holder shall have, to the extent it holds Registrable Securities, the option and right, exercisable by delivering a written notice to the Company (an “Affiliated Holder Demand Notice”), to require the Company, pursuant to the terms of and subject to the limitations contained in this Agreement, to prepare and file with the Commission a Registration Statement registering the offering and sale of Registrable Securities (whether by the Affiliated Holder directly or indirectly by Limited Partners) on the terms and conditions specified in the Affiliated Holder Demand Notice, which may include sales on a delayed or continuous basis pursuant to Rule 415 pursuant to a Shelf Registration Statement (an “Affiliated Holder Demand Registration”). The Affiliated Holder Demand Notice must set forth the number and type of Registrable Securities that the Affiliated Holder anticipates will be included in such Affiliated Holder Demand Registration and the intended methods of disposition thereof. If Registrable Securities are to be distributed by Eclipse Holdings to one or more Limited Partners to permit the sale of such Registrable Securities directly by such Limited Partners as Selling Stockholders (such a distribution, a “Resale Distribution”),

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Eclipse Holdings shall deliver a written notice to each Limited Partner that (i) specifies the amount of Registrable Securities that Eclipse Holdings estimates distributing to such Limited Partner in the Resale Distribution, and (ii) offers such Limited Partner the right to include all (but not less than all) of such Registrable Securities in the Affiliated Holder Demand Registration. The Company shall use commercially reasonable efforts to include any Registrable Securities to be received by a Limited Partner upon a Resale Distribution in such Affiliated Holder Demand Registration if the Company has received a written request for inclusion therein from such Limited Partner within three (3) Business Days after the Company receives the Affiliated Holder Demand Notice.

(ii) During the Form S-3 Eligibility Period, any Non-Affiliated Holder shall have the option and right, exercisable by delivering a written notice to the Company (a “Non-Affiliated Holder Demand Notice”), to require the Company to, pursuant to the terms of and subject to the limitations contained in this Agreement, prepare and file with the Commission a Registration Statement on Form S-3 (or any equivalent or successor form under the Securities Act) registering the offering and sale of Registrable Securities on the terms and conditions specified in the Non-Affiliated Holder Demand Notice, which may include sales on a delayed or continuous basis pursuant to Rule 415 pursuant to a Shelf Registration Statement (a “Non-Affiliated Holder Demand Registration”). The Non-Affiliated Holder Demand Notice must set forth the number and type of Registrable Securities that the Initiating Holder anticipates will be included in such Non-Affiliated Holder Demand Registration and the intended methods of disposition thereof.

(iii) Notwithstanding anything to the contrary herein, the Company shall not be required to effectuate a Demand Registration unless the amount of Registrable Securities set forth in the Demand Notice have an aggregate value of at least than $25 million based on the VWAP of such Registrable Securities as of the date of the Demand Notice (the “Minimum Amount”).

(iv) Within five (5) Business Days of the receipt of the Demand Notice, the Company shall give written notice of such Demand Notice to all Holders (other than the Initiating Holder) and, within thirty (30) days thereof (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case, within ninety (90) days thereof), shall, subject to the limitations of this Section 2(a), file a Registration Statement in accordance with the terms and conditions of the Demand Notice, which Registration Statement shall cover, in addition to the Registrable Securities set forth in the Demand Notice, all of the Registrable Securities that such Holders shall in writing request to be included in the Demand Registration (provided such request is given to the Company within ten (10) days of receipt of notice of the Demand Notice given by the Company pursuant to this Section 2(a)(iv) and includes such information regarding the requesting Holder as is required to be disclosed in connection with such Demand Registration pursuant to Regulation S-K promulgated under the Securities Act). If, following the receipt of written notice from the Company of a Demand Notice, Eclipse Holdings elects to undertake a Resale Distribution to permit its Limited Partners to participate in such Demand Registration, Eclipse Holdings shall promptly send written notice to the Limited Partners participating in the Resale Distribution that specifies the amount of Registrable Securities that Eclipse Holdings anticipates distributing to such Limited Partner in the Resale Distribution, and the Limited Partners may include such Registrable Securities in the Demand Registration if written notice is provided by the Limited Partners to the Company within the time period, and with the required information, set forth in the previous sentence. The Company shall use commercially

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reasonable efforts to cause such Registration Statement to become and remain effective under the Securities Act until the earlier of (A) one hundred eighty (180) days (or two (2) years if a Shelf Registration Statement is requested) after the Effective Date or (B) the date on which all Registrable Securities covered by such Registration Statement have been sold or cease to be Registrable Securities (the “Demand Effectiveness Period”); provided, however, that such period shall be extended for a period of time equal to the period the Selling Stockholders refrain from selling any securities included in such Registration Statement at the request of an underwriter of the Company or the Company pursuant to this Agreement.

(v) Subject to the other limitations contained in this Agreement, the Company is not obligated hereunder to effect: (A) a Demand Registration within ninety (90) days of the closing of any Underwritten Offering, or (B) a subsequent Demand Registration pursuant to a Demand Notice if a Registration Statement covering all of the Registrable Securities covered by such Demand Notice shall already have become effective under the Securities Act and remains effective under the Securities Act and is sufficient to permit offers and sales of such Registrable Securities on the terms and conditions specified in such Demand Notice in accordance with the intended timing and method or methods of distribution thereof specified in such Demand Notice.

(vi) Subject to Section 2(a)(i), a Selling Stockholder may withdraw all or any portion of its Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the applicable Registration Statement. Upon delivery of a notice by a Selling Stockholder to the effect that the Selling Stockholder is withdrawing Registrable Securities such that the remaining Registrable Securities are below the Minimum Amount, the Company shall cease all efforts to secure effectiveness of the applicable Registration Statement.

(vii) Subject to the limitations contained in this Agreement, the Company shall effect any Demand Registration on such appropriate registration form of the Commission (x) as shall be selected by the Company and (y) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the Initiating Holder’s request for such registration; provided, however, that (i) if the Company becomes, and is at the time of its receipt of a Demand Notice, a WKSI, the Demand Registration for any offering and selling of Registrable Securities shall be effected pursuant to an Automatic Shelf Registration Statement, which shall be on Form S-3 or any equivalent or successor form under the Securities Act (if available to the Company), and (ii) any Non-Affiliated Demand Registration must be on Form S-3 (or any equivalent or successor form under the Securities Act). If at any time a Registration Statement on Form S-3 is effective and a Selling Stockholder provides written notice to the Company that it intends to effect an offering of all or part of the Registrable Securities included on such Registration Statement, the Company will amend or supplement such Registration Statement as may be necessary in order to enable such offering to take place.

(viii) Without limiting Section 3, in connection with any Demand Registration pursuant to and in accordance with this Section 2(a), the Company shall (A) promptly prepare and file or cause to be prepared and filed (1) such additional forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents, as may be necessary or advisable to register or qualify the securities subject to such Demand Registration, including under the securities laws of such states as the Selling

8

Stockholders shall reasonably request; provided, however, that no such registration or qualification shall be required in any jurisdiction where, as a result thereof, the Company would become subject to general service of process or to taxation or would be required to qualify to do business or register as a broker or dealer, and (2) such forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents as may be necessary to apply for listing or to list the Registrable Securities subject to such Demand Registration on the Trading Market and (B) do any and all other acts and things that may be reasonably necessary or appropriate or reasonably requested by the Selling Stockholders to enable the Selling Stockholders to consummate a public sale of such Registrable Securities in accordance with the intended timing and method or methods of distribution thereof.

(ix) In the event a Selling Stockholder transfers Registrable Securities included on a Registration Statement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such Selling Stockholder, the Company shall amend or supplement such Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Registration Statement; provided that in no event shall the Company be required to file a post-effective amendment to the Registration Statement unless (A) such Registration Statement includes only Registrable Securities held by the Selling Stockholder, Affiliates of the Selling Stockholder or transferees of the Selling Stockholder or (B) the Company has received written consent therefor from whom Registrable Securities have been registered on (but not yet sold under) such Registration Statement, other than the Selling Stockholder, Affiliates of the Selling Stockholder or transferees of the Selling Stockholder.

(b)	Mandatory Shelf Registration.

(i) As soon as practicable following the date hereof, and no later than February 11, 2015 (such filing date, the “Mandatory Shelf Filing Date”), the Company shall use its reasonable efforts to prepare and file with the Commission a Registration Statement providing for registration and resale, on a continuous or delayed basis pursuant to Rule 415, of all of the Mandatory Shelf Securities (the “Mandatory Shelf Registration Statement”). The Mandatory Shelf Registration Statement shall be on Form S-1 (or any equivalent or successor form) under the Securities Act (or to the extent the Company is eligible to use Form S-3 or any equivalent or successor form or forms, on Form S-3 or any comparable or successor form). The Company shall use its reasonable efforts to cause the Mandatory Shelf Registration Statement to be declared effective under the Securities Act by the Commission as soon as practicable after the Mandatory Shelf Filing Date. The Company shall use its reasonable efforts to keep the Mandatory Shelf Registration Statement (or any successor Shelf Registration Statement) continuously effective under the Securities Act until the earlier of (A) the date when all of the Mandatory Shelf Securities covered by such Mandatory Shelf Registration Statement have been sold, (B) the date on which the Non-Affiliated Holders own, in the aggregate, a number of shares of Common Stock which represents less than 1% of the total number of shares of Common Stock issued and outstanding at such time, and (C) the date on which all of the Mandatory Shelf Securities cease to be Registrable Securities hereunder (such period, the “Mandatory Shelf Effectiveness Period”).

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(ii) Without limiting Section 3, the Company shall, as promptly as practicable during the Mandatory Shelf Effectiveness Period:

(1) if required by applicable law, file with the Commission a post-effective amendment to the Mandatory Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document necessary to permit the Holders of Mandatory Shelf Securities to deliver such Prospectus to purchasers of Mandatory Shelf Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Mandatory Shelf Registration Statement, use its reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable;

(2) provide the Holders of Mandatory Shelf Securities copies of any documents to filed pursuant to Section 2(b)(ii)(1) a reasonable period of time prior to such filing, and use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holder of Mandatory Shelf Securities reasonably shall propose prior to the filing thereof; and

(3) notify the Holders of Mandatory Shelf Securities as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(b)(ii)(1).

(c)	Requested Underwritten Offering.

(i) Any Holder then able to effectuate a Demand Registration pursuant to the terms of Section 2(a) shall have the option and right, exercisable by delivering written notice to the Company (an “Underwritten Offering Notice”), to require the Company, pursuant to the terms of and subject to the limitations of this Agreement, to effectuate a distribution of Registrable Securities by means of an Underwritten Offering pursuant to an effective Registration Statement (or pursuant to an effective Automatic Shelf Registration Statement) (a “Requested Underwritten Offering”); provided, however, that the Registrable Securities requested to be included in such Requested Underwritten Offering have an aggregate value at least equal to the Minimum Amount. If, in connection with the submission of an Underwritten Offering Notice, Eclipse Holdings elects to undertake a Resale Distribution to permit its Limited Partners to directly participate in a Requested Underwritten Offering, Eclipse Holdings shall promptly send written notice to the Limited Partners participating in the Resale Distribution that specifies the amount of Registrable Securities that Eclipse Holdings anticipates distributing to such Limited Partner in the Resale Distribution and contains the information set forth in the Underwritten Offering Notice, and the Limited Partners may include such Registrable Securities in the Requested Underwritten Offering if written notice is promptly provided by the Limited Partners to the Company.

(ii) The managing underwriter or managing underwriters of a Requested Underwritten Offering shall be designated by the Initiating Holder (provided, however, that such designated managing underwriter or managing underwriters shall be a nationally recognized investment banking firm reasonably acceptable to the Company). Notwithstanding the foregoing, the Company is not obligated to effect a Requested Underwritten Offering within 90 days of the closing of an Underwritten Offering.

(iii) If the managing underwriter or underwriters of a proposed Requested Underwritten Offering of the Registrable Securities included in a Demand Registration advise the Company that, in its or their opinion, the number of securities requested to be

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included in such Requested Underwritten Offering exceeds the number which can be sold in such Requested Underwritten Offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the securities to be included in such Requested Underwritten Offering shall be allocated, (A) first, pro rata among the Parties (other than the Company) that (prior to any cutback) would participate in such Underwritten Offering based on the relative number of Registrable Securities that would be held by each such Party following any related Resale Distribution, if any; provided, however, that any securities thereby allocated to a Party that exceed such Party’s request shall be reallocated among the remaining Parties in like manner; (B) second, and only if all the securities referred to in clause (A) have been included in such registration, to the Company up to the number of securities that the Company proposes to include in such registration that, in the opinion of the managing underwriter or underwriters can be sold without having such adverse effect and (C) third, and only if all of the securities referred to in clause (B) have been included in such registration, up to the number of securities that in the opinion of the managing underwriter or underwriters can be sold without having such adverse effect.

(d)	Piggyback Registration.

(i) If the Company shall at any time propose to conduct a registered offering of Common Stock (whether a registered offering of Common Stock by the Company or a registered offering of Common Stock by the Company’s stockholders (including a Requested Underwritten Offering), or both, but excluding an offering pursuant to Section 2.1(b), an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or S-8 (or any similar forms adopted after the date hereof as replacements therefor) or an offering on any registration statement form that does not permit secondary sales), the Company shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least five (5) Business Days before) the commencement of such offering, which notice will set forth the principal terms and conditions of the issuance, including the proposed offering price (or range of offering prices), the anticipated filing date of the registration statement (if not yet filed) and the number of shares of Common Stock that are proposed to be registered (the “Piggyback Notice”); provided, however, notwithstanding any other provision of this Agreement, if the managing underwriter or managing underwriters of an Underwritten Offering (other than a Requested Underwritten Offering) advise the Company that in their reasonable opinion that the inclusion of a Holder’s Registrable Securities requested for inclusion in the subject Underwritten Offering (and any related registration, if applicable) would likely have an adverse effect on the price, timing, marketing or distribution of Common Stock proposed to be included in such Underwritten Offering, the Company shall have no obligation to provide a Piggyback Notice to such Holder and such Holder shall have no right to include any Registrable Securities in such Underwritten Offering (and any related registration, if applicable). The Piggyback Notice shall offer the Holders the opportunity to include in such offering (and any related registration, if applicable) the number of Registrable Securities as they may request (a “Piggyback Registration”); provided, however, that in the event that the Company proposes to effectuate the subject offering pursuant to an effective Shelf Registration Statement of the Company other than an Automatic Shelf Registration Statement, only Registrable Securities of Holders which are subject to such effective Shelf Registration Statement may be included in such Piggyback Registration. The Company shall use commercially reasonable efforts to include in each such Piggyback Registration such Registrable Securities for which the Company has

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received written requests for inclusion within three (3) Business Days (or within one (1) Business Day in the case of an “overnight” offering or “bought deal”) after sending the Piggyback Notice, provided that such written request sets forth such information regarding the Selling Stockholder as is required to be disclosed in connection with the offering (and any related registration, if applicable) pursuant to Regulation S-K promulgated under the Securities Act. If, following the receipt of a Piggyback Notice, Eclipse Holdings elects to undertake a Resale Distribution to permit its Limited Partners to participate in such Piggyback Registration, Eclipse Holdings shall send written notice to the Limited Partners participating in such Resale Distribution that (i) specifies the amount of Registrable Securities that Eclipse Holdings anticipates distributing to such Limited Partner in the Resale Distribution and (ii) sets forth the information contained in the Piggyback Notice, and the Limited Partners may thereafter include such Registrable Securities in the Piggyback Registration if written notice is provided by the Limited Partners to the Company within the time periods, and with the required information, set forth in the previous sentence.

(ii) If a Holder decides not to include for registration in an offering contemplated by this Section 2(c) (and any related registration, if applicable) such Holder’s Registrable Securities following the receipt of a Piggyback Notice, such Holder shall nevertheless continue to have the right to include any of such Holder’s Registrable Securities in any subsequent offering contemplated by this Section 2(c) (and any related registration, if applicable) in accordance with this Section 2(c).

(iii) If the managing underwriter or managing underwriters of an Underwritten Offering advise the Company and the Holders that in their reasonable opinion that the inclusion of all of the Registrable Securities requested for inclusion in an Underwritten Offering (other than a Requested Underwritten Offering) would likely have an adverse effect on the price, timing, marketing or distribution of Common Stock proposed to be included in such offering, the Company shall include in such Underwritten Offering only that number of shares of Common Stock proposed to be included in such Underwritten Offering that, in the reasonable opinion of the managing underwriter or managing underwriters, will not have such effect, with such number to be allocated as follows: (A) first, to the Company, (B) second, if there remains availability for additional shares of Common Stock to be included in such Underwritten Offering following the allocation to the Company under (A), pro rata among the Parties (other than the Company) that (prior to any cutback) would participate in such Underwritten Offering based on the relative number of Registrable Securities that would be held by each such Party following any related Resale Distribution, if any, and (C) if there remains availability for additional shares of Common Stock to be included in such registration following the allocation to the Parties under (B), third pro rata among all other Persons holding Common Stock who may be seeking to register such Common Stock pursuant to incidental or piggyback registration rights based on the number of Common Stock such Person is entitled to include in such registration.

(iv) Any Holder or Limited Partner shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the effectiveness of such Registration Statement and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder or Limited Partner shall no longer have any right to include Registrable Securities in the Piggyback Registration as to which such withdrawal was made.

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(v) The Company shall have the right to terminate or suspend any registered offering as to which Holders have a right to a Piggyback Registration pursuant to this Section 2(c) (other than any registered offering initiated by a Holder pursuant to Section 2(a)–(b)) at any time in its sole discretion, and without any obligation to any Party (whether or not such Party has elected to exercise its right to a Piggyback Registration pursuant to this Section 2(c)).

3.	Registration and Underwritten Offering Procedures.

The procedures to be followed by the Company and each Selling Stockholder electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Company and such Selling Stockholders with respect to the preparation, filing and effectiveness of such Registration Statement and the effectuation of any Underwritten Offering, are as follows:

(a) in connection with a Demand Registration, the Company will, at least three (3) Business Days prior to the anticipated filing of the Registration Statement and any related Prospectus or any amendment or supplement thereto (other than, after effectiveness of the Registration Statement, any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), (i) furnish to such Selling Stockholders copies of all such documents prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Selling Stockholders reasonably shall propose prior to the filing thereof.

(b) in connection with a Piggyback Registration or a Requested Underwritten Offering, the Company will, at least three (3) Business Days prior to the anticipated filing of any initial Registration Statement that identifies the Selling Stockholders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name the Selling Stockholders and provide information with respect thereto), as applicable, (i) furnish to such Selling Stockholders copies of any such Registration Statement or related Prospectus or amendment or supplement thereto that identify the Selling Stockholder and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Selling Stockholders and provide information with respect thereto) prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Selling Stockholders reasonably shall propose prior to the filing thereof.

(c) The Company will use commercially reasonable efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby during the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide such Selling Stockholders true and complete copies of all

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correspondence from and to the Commission relating to such Registration Statement that pertains to such Selling Stockholders as selling stockholders but not any comments that would result in the disclosure to such Selling Stockholders of material and non-public information concerning the Company.

(d) The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(e) The Company will notify such Selling Stockholders who are included in a Registration Statement as promptly as reasonably practicable: (i)(A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which such Selling Stockholder is included has been filed; (B) when the Commission notifies the Company whether there will be a “review” of the applicable Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of such Selling Stockholders that pertain to such Selling Stockholders as selling stockholders); and (C) with respect to each applicable Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Selling Stockholders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading).

(f) The Company will use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period or Suspension Period, as promptly as reasonably practicable after such Blackout Period or Suspension Period is over.

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(g) During the Effectiveness Period, the Company will furnish to each Selling Stockholder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Selling Stockholder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, however, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(h) The Company will promptly deliver to each Selling Stockholder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as such Selling Stockholder may reasonably request during the Effectiveness Period. Subject to the terms of this Agreement, including Section 3(o), the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Stockholders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(i) The Company will cooperate with such Selling Stockholders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Selling Stockholder may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the Effective Date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Selling Stockholder of such Registrable Securities under the Registration Statement.

(j) Upon the occurrence of any event contemplated by Section 3(e)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) In connection with any Requested Underwritten Offering, the Company will use commercially reasonable efforts to cause appropriate officers and employees to be available, on a customary basis and upon reasonable notice, to meet with prospective investors in presentations, meetings and “road shows.”

(l) With respect to Underwritten Offerings, (i) the right of any Selling Stockholder to include such Selling Stockholder’s Registrable Securities in an Underwritten Offering shall be conditioned upon such Selling Stockholder’s participation in such underwriting and the inclusion of such Selling Stockholder’s Registrable Securities in the underwriting to the extent provided herein, (ii) each Selling Stockholder participating in such Underwritten Offering agrees to enter into an underwriting agreement in customary form and sell such Selling Stockholder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled to select the managing underwriter or managing underwriters hereunder and (iii) each Selling Stockholder participating in such Underwritten Offering agrees to complete and

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execute all questionnaires, powers of attorney, indemnities, custody agreements, lock-ups, “hold back” agreements, and other documents reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with each Selling Stockholder that, in connection with any Underwritten Offering in accordance with the terms hereof, it will negotiate in good faith and execute all customary indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions, auditor “comfort” letters and reports of independent petroleum engineers of the Company relating to the oil and gas reserves of the Company included in the Registration Statement if the Company has had its reserves prepared, audited or reviewed by an independent petroleum engineer. In the event such Selling Stockholders seek to complete an Underwritten Offering, for a reasonable period prior to the filing of any Registration Statement and throughout the Effectiveness Period, the Company will make available upon reasonable notice at the Company’s principal place of business or such other reasonable place for inspection during normal business hours by the managing underwriter or managing underwriters selected in accordance with this Section 3(l) such financial and other information and books and records of the Company (collectively, the “Records”), and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any Records under this Section 3(l) if (i) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such Records, or (ii) if either (A) the Company has requested and been granted from the Commission confidential treatment of such Records contained in any filing with the Commission or documents provided supplementally or otherwise or (B) the Company reasonably determines in good faith that such Records are confidential and so notifies the Person so inspecting in writing, unless prior to furnishing any such Records with respect to clause (ii) such Person requesting such Records agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each Party agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential.

(m) Each Selling Stockholder agrees to furnish to the Company any other information regarding the Selling Stockholder and the distribution of such securities as the Company reasonably determines is required to be included in any Registration Statement or any prospectus or prospectus supplement relating to an Underwritten Offering.

(n) Notwithstanding any other provision of this Agreement, the Company shall not be required to file a Registration Statement (or any amendment thereto) or effect a Requested Underwritten Offering (or, if the Company has filed a Shelf Registration Statement and has included Registrable Securities therein, the Company shall be entitled to suspend the offer and sale of Registrable Securities pursuant to such Registration Statement) for a period of up to 60 days, if (A) the Board determines that a postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company, or any proposed financing, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Company), (B) the Board determines such registration would render the

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Company unable to comply with applicable securities laws, (C) the Board determines such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (D) audited financial statements as of a date other than the fiscal year end of the Company would be required to be prepared (any such period, a “Blackout Period”); provided, however, that in no event shall any Blackout Period together with any Suspension Period collectively exceed an aggregate of 120 days in any 12 month period. In addition, if the Company receives a Demand Notice and the Company is then in the process of preparing to engage in a public offering, the Company shall inform the Initiating Holder of the Company’s intent to engage in a public offering and may require the Initiating Holder to withdraw the Demand Notice for a period of up to one hundred twenty (120) days so that the Company may complete its public offering. In the event that the Company ceases to pursue such public offering, it shall promptly inform the Initiating Holder, and the Initiating Holder shall be permitted to submit a new Demand Notice.

(o) Discontinued Disposition. Each Selling Stockholder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(e), such Selling Stockholder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Selling Stockholder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3(j) or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”). During any Suspension Period, if so directed by the Company, such Selling Stockholder must deliver to the Company all copies in its possession, other than permanent file copies then in the Selling Stockholder’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice, and shall keep the information contained in such, as well as any knowledge related to the reason for the Suspension Period, confidential. The Company may provide appropriate stop orders to enforce the provisions of this Section 3(o).

(p) Except as otherwise specifically provided in this Agreement, in all offerings of the Company’s securities the Company shall have sole discretion to select the underwriters.

4. No Inconsistent Agreements. With the exception of the Senior Notes Registration Rights Agreement and the Existing Agreement (which is being amended and restated in its entirety by this Agreement), the Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent in any material respect with the rights granted to the Parties by this Agreement.

5. Registration Expenses. All Registration Expenses incident to the Company’s performance of or compliance with its obligations under this Agreement shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market. The Company shall not be required to pay any Selling Expenses, fees of any counsel retained by any underwriter with respect to any Requested Underwritten Offering, or any other expenses of the Parties (other than the Company) not specifically required to be paid pursuant to this Section 5.

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6.	Indemnification.

(a) The Company shall indemnify and hold harmless each Selling Stockholder whose Registrable Securities are covered by a Registration Statement, each Person who controls such Selling Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and each of their respective officers and directors and any agent thereof (collectively, “Selling Stockholder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Selling Stockholder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities of such Selling Stockholder were registered, in any related preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the Effective Date), or in any related summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to any Selling Stockholder Indemnified Person to the extent that any such claim arises out of, is based upon or results from: (i) an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder Indemnified Person or any underwriter specifically for use in the preparation thereof; or (ii) any sales by a Selling Stockholder after the delivery by the Company to such Selling Stockholder of written notice of a Suspension Period and before the written confirmation by the Company that sales may be resumed. The Company shall notify the Selling Stockholders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have.

(b) In connection with any Registration Statement in which a Selling Stockholder participates, all such participating Selling Stockholders shall, severally and not jointly, indemnify and hold harmless the Company, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and each of their respective officers, directors and any agent thereof to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to the Selling Stockholder furnished in writing to the Company by or on behalf of such Selling

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Stockholder for use therein and (ii) any sales by such Selling Stockholders after the delivery by the Company to such Selling Stockholders of written notice of a Suspension Period and before the written confirmation by the Company that sales may be resumed. This indemnity shall be in addition to any liability such Selling Stockholder may otherwise have. In no event shall the liability of any Selling Stockholder hereunder be greater in amount than the dollar amount of the proceeds received by such Selling Stockholder under the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim. The delay or failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder except to the extent that the indemnifying party has been prejudiced by such delay or failure. An indemnifying party shall not be liable for any settlement effected by the indemnified party without the written consent of such indemnifying party.

(d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall any contribution by a Selling Stockholder hereunder exceed the net proceeds from the offering received by such Selling Stockholder.

7. Facilitation of Sales Pursuant to Rule 144. For so long as the Company is subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, the Company shall (i) timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and (ii) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

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8. Duration of Agreement. This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding; provided, however, that the Company’s and any Selling Stockholder’s obligations under Section 6 shall survive such termination.

9. Miscellaneous.

(a) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Parties. The Company shall provide prior notice to all Parties of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions of this Agreement with respect to a matter that relates exclusively to the rights of Selling Stockholders whose Registrable Securities are being sold pursuant to a Registration Statement and that does not materially adversely affect the rights of other Parties may be given by Selling Stockholders selling of a majority of the Registrable Securities being sold pursuant to such Registration Statement.

(c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section 9(c) prior to 5:00 p.m. Central Time on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m. Central Time on any date and earlier than 11:59 p.m. Central Time on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, (iv) the date of delivery, if delivered personally, or (v) upon actual receipt by the Party to whom such notice is required to be given. The contact information for such notices and communications shall be as set forth on the signature pages hereto (or as any such party may designate by written notice to the other parties in accordance with this Section 9(c)).

(d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 9(d), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Company. Notwithstanding anything in the foregoing to the contrary, the registration rights of Eclipse Holdings, any EnCap Party or any of the Investors pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent

20

(but only with all related obligations) with respect to such Registrable Securities by such Party to a transferee of such Registrable Securities; provided (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders.

(e) No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the parties hereto or their respective successors and permitted assigns, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

(f) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(g) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to its choice of law or conflict of law provisions or rules. Each of the Parties irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Parties agrees that a judgment in any such suit, action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(h) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(i) Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and should not affect in any way the meaning or interpretation of this Agreement.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or

21

substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous contracts, agreements and understandings with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

[SIGNATURE PAGE FOLLOWS]

22

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

ECLIPSE RESOURCES CORPORATION

By:
Name:	Benjamin W. Hulburt
Title:	President and Chief Executive Officer

Information for Notice:
Eclipse Resources Corporation
2121 Old Gatesburg Road, Suite 110
State College, Pennsylvania 16803
Attention: General Counsel
Fax: (480) 393-4565
Electronic mail: chulburt@eclipseresouces.com

With a copy to:

Fulbright & Jaworski LLP
(a member of Norton Rose Fulbright)
2200 Ross Avenue, Suite 2800
Dallas, Texas 75201
Attention: Glen J. Hettinger
Fax: (214) 855-8000
Electronic mail: glen.hettinger@nortonrosefulbright.com

ECLIPSE RESOURCES HOLDINGS, L.P.

By:
Name:	Benjamin W. Hulburt
Title:	President and Chief Executive Officer

Information for Notice:
Eclipse Resources Holdings, L.P.
2121 Old Gatesburg Road, Suite 110
State College, Pennsylvania 16803
Attention: Board of Managers
Fax: (480) 393-4565
Electronic mail: bhulburt@eclipseresources.com

[Amended and Restated Registration Rights Agreement – Eclipse Resources Corporation]

ENCAP ENERGY CAPITAL FUND VIII, L.P.

By:	EnCap Equity Fund VIII GP, L.P.,
General Partner of EnCap Energy Capital Fund VIII, L.P.

By:	EnCap Investments L.P.,
General Partner of EnCap Equity Fund VIII GP, L.P.

By:	EnCap Investments GP, L.L.C.,
General Partner of EnCap Investments L.P.

By:
Name:	Robert L. Zorich
Title:	Managing Partner

Information for Notice:
c/o EnCap Investments L.P.
1100 Louisiana, Suite 4900
Houston, Texas 77002
Attention: Mark E. Burroughs, Jr.
Fax: (713) 659-6130
Electronic mail: mburroughs@encapinvestments.com

With a copy to:

Thompson & Knight LLP
333 Clay Street, Suite 3300
Houston, Texas 77002
Attention: Michael K. Pierce
Fax: (832) 397-8049
Electronic mail: michael.pierce@tklaw.com

[Amended and Restated Registration Rights Agreement – Eclipse Resources Corporation]

ENCAP ENERGY CAPITAL FUND VIII CO-INVESTORS, L.P.

By:	EnCap Equity Fund VIII GP, L.P.,
General Partner of EnCap Energy Capital Fund VIII Co- Investors, L.P.

By:	EnCap Investments L.P.,
General Partner of EnCap Equity Fund VIII GP, L.P.

By:	EnCap Investments GP, L.L.C.,
General Partner of EnCap Investments L.P.

By:
Name:	Robert L. Zorich
Title:	Managing Partner

Information for Notice:
c/o EnCap Investments L.P.
1100 Louisiana, Suite 4900
Houston, Texas 77002
Attention: Mark E. Burroughs, Jr.
Fax: (713) 659-6130
Electronic mail: mburroughs@encapinvestments.com

With a copy to:

Thompson & Knight LLP
333 Clay Street, Suite 3300
Houston, Texas 77002
Attention: Michael K. Pierce
Fax: (832) 397-8049
Electronic mail: michael.pierce@tklaw.com

[Amended and Restated Registration Rights Agreement – Eclipse Resources Corporation]

ENCAP ENERGY CAPITAL FUND IX, L.P.

By:	EnCap Equity Fund IX GP, L.P.,
General Partner of EnCap Energy Capital Fund IX, L.P.

By:	EnCap Investments L.P.,
General Partner of EnCap Equity Fund IX GP, L.P.

By:	EnCap Investments GP, L.L.C.,
General Partner of EnCap Investments L.P.

By:
Name:	Robert L. Zorich
Title:	Managing Partner

Information for Notice:
c/o EnCap Investments L.P.
1100 Louisiana, Suite 4900
Houston, Texas 77002
Attention: Mark E. Burroughs, Jr.
Fax: (713) 659-6130
Electronic mail: mburroughs@encapinvestments.com

With a copy to:

Thompson & Knight LLP
333 Clay Street, Suite 3300
Houston, Texas 77002
Attention: Michael K. Pierce
Fax: (832) 397-8049
Electronic mail: michael.pierce@tklaw.com

[Amended and Restated Registration Rights Agreement – Eclipse Resources Corporation]

THE HULBURT FAMILY II LIMITED PARTNERSHIP

By:	BWH Management Company II, LLC,
General Partner of The Hulburt Family II Limited Partnership

By:
Name:	Benjamin W. Hulburt
Title:	Manager

Information for Notice:

c/o Eclipse Resources Corporation
2121 Old Gatesburg Road, Suite 110
State College, Pennsylvania 16803
Attention: Benjamin W. Hulburt
Fax: (480) 393-4565 e-mail: bhulburt@eclipseresources.com

CKH PARTNERS II, L.P.

By:	CKH Management Company II, LLC,
General Partner of CKH Partners II, L.P.

By:
Name:	Christopher K. Hulburt
Title:	Manager

Information for Notice:

c/o Eclipse Resources Corporation
2121 Old Gatesburg Road, Suite 110
State College, Pennsylvania 16803
Attention: Christopher K. Hulburt
Fax: (480) 393-4565 e-mail: chulburt@eclipseresources.com

[Amended and Restated Registration Rights Agreement – Eclipse Resources Corporation]

KIRKWOOD CAPITAL, L.P.

By:	Mountaineer Ventures, LLC,
General Partner of Kirkwood Capital, L.P.

By:
Name:	Thomas S. Liberatore
Title:	Manager

Information for Notice:

c/o Eclipse Resources Corporation
2121 Old Gatesburg Road, Suite 110
State College, Pennsylvania 16803
Attention: Thomas S. Liberatore
Fax: (480) 393-4565 e-mail: tliberatore@eclipseresources.com

ECLIPSE MANAGEMENT, L.P.

By:	Eclipse Management GP, LLC,
General Partner of Eclipse Management, L.P.

By:
Name:	Benjamin W. Hulburt
Title:	President and Chief Executive Officer

Information for Notice:

c/o Eclipse Resources Corporation
2121 Old Gatesburg Road, Suite 110
State College, Pennsylvania 16803
Attention: Benjamin W. Hulburt
Fax: (480) 393-4565 e-mail: bhulburt@eclipseresources.com

[Amended and Restated Registration Rights Agreement – Eclipse Resources Corporation]

BUCKEYE INVESTORS L.P.

By:	Buckeye Investors GP LLC,
its general partner

By:
Name:	Robert W. Antablin
Title:	Vice President

Information for Notice:

c/o Kohlberg Kravis Roberts & Co. L.P.
9 West 57th Street, Suite 4200
New York, NY 10019

GSO CAPITAL OPPORTUNITIES FUND II L.P.

By:	GSO Capital Opportunities Associates II LLC, its general partner

By:
Name:	George Fan
Title:	Authorized Signatory

Information for Notice:

c/o GSO Capital Partners LP
345 Park Avenue
New York, NY 10154
Attention: Randall Kessler / John Beberus

GSO ECLIPSE HOLDINGS I LP

By:	GSO Capital Opportunities Associates II LLC, its general partner

By:
Name:	George Fan
Title:	Authorized Signatory

Information for Notice:

c/o GSO Capital Partners LP
345 Park Avenue
New York, NY 10154
Attention: Randall Kessler / John Beberus

[Amended and Restated Registration Rights Agreement – Eclipse Resources Corporation]

FIR TREE VALUE MASTER FUND, L.P.

By:
Name:	Donald P. McCarthy
Title:	Chief Financial Officer

Information for Notice:

c/o Fir Tree, Inc.
505 Fifth Avenue, 23rd Floor
New York, New York 10017
Attention: Brian A. Meyer, Esq., General Counsel

LUXOR CAPITAL PARTNERS, LP

By:
Name:	Chris Isaacs
Title:	Director of Tax, Luxor Capital Group LP – as Investment Manager

Information for Notice:

c/o Luxor Capital Group, LP
1114 Avenue of the Americas, 29th Floor
New York, NY 10036
Attention: Norris Nissim
Fax: 212-763-8001
Email: nnissim@luxorcap.com; legal@luxorcap.com

LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP

By:
Name:	Chris Isaacs
Title:	Director of Tax, Luxor Capital Group LP – as Investment Manager

Information for Notice:

c/o Luxor Capital Group, LP
1114 Avenue of the Americas, 29th Floor
New York, NY 10036
Attention: Norris Nissim
Fax: 212-763-8001
Email: nnissim@luxorcap.com; legal@luxorcap.com

[Amended and Restated Registration Rights Agreement – Eclipse Resources Corporation]

Schedule A

List of Investors

Buckeye Investors L.P.

GSO Capital Opportunities Fund II L.P.

GSO Eclipse Holdings I LP

Fir Tree Value Master Fund, L.P.

Luxor Capital Partners, LP

Luxor Capital Partners Offshore Master Fund, LP

ANNEX C

Stockholder Written Consent

[See attached]

[Annex C to Securities Purchase Agreement]

EXECUTION VERSION

IRREVOCABLE WRITTEN CONSENT OF

STOCKHOLDERS IN LIEU OF

A MEETING OF STOCKHOLDERS

December 27, 2014

The undersigned (the “Stockholder”), being the holder of a majority of the issued and outstanding shares of common stock of Eclipse Resources Corporation, a Delaware corporation (the “Company”), hereby irrevocably consents in writing, pursuant to Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”) and as authorized by the Section 2.14 of the Amended and Restated Bylaws of the Company, to the following actions and adoption of the following resolutions by written consent in lieu of a meeting of stockholders of the Company:

WHEREAS, the Company is entering into a Securities Purchase Agreement (the “Purchase Agreement”) by and between the Company and each of the purchasers listed on Annex A thereto, including affiliates of EnCap Investments L.P. and its controlled funds and affiliates of members of the Company’s management team (collectively, the “Purchasers”), a copy of which has been provided to the undersigned Stockholder;

WHEREAS, pursuant to the Purchase Agreement, the Company will issue and sell to the Purchasers, and the Purchasers will purchase from the Company, the number of shares (collectively, the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), set forth opposite such Purchaser’s name on Annex A thereto, at a purchase price of $7.04 per share, upon the terms and subject to the conditions set forth therein (collectively, the purchase and sale of the Shares being referred to herein as the “Stock Issuance”);

WHEREAS, the Audit Committee of the Board of Directors, which has been delegated the full power of the Board of Directors with respect thereto, has approved the Purchase Agreement and the transactions contemplated thereby, including, without limitation, the Stock Issuance (collectively, the “Proposed Transactions”);

WHEREAS, the approval of the Stock Issuance by the holders of a majority of the shares of Common Stock is required pursuant to the rules of the New York Stock Exchange;

WHEREAS, the undersigned Stockholder is the holder of 129,700,000 shares of Common Stock, which comprises approximately 81% of the outstanding shares of Common Stock, as of the date hereof; and

WHEREAS, the undersigned Stockholder desires to approve of the Purchase Agreement and the Proposed Transactions.

NOW, THEREFORE, BE IT RESOLVED, that, effective as of January 7, 2015, the Purchase Agreement and the Proposed Transactions are hereby approved in all respects by the undersigned Stockholder, and the undersigned Stockholder hereby consents thereto with respect to all of the shares of Common Stock held by such Stockholder as of the date hereof;

FURTHER RESOLVED, that this written consent is coupled with an interest and is irrevocable;

FURTHER RESOLVED, that the President and Chief Executive Officer; the Executive Vice President and Chief Financial Officer; the Executive Vice President, Secretary and General Counsel; and the Executive Vice President and Chief Operating Officer of the Company, or anyone appointed by them (each, an “Authorized Officer” and together, the “Authorized Officers”) be, and each of them with full authority to act without the others hereby is, authorized and empowered to execute and deliver such other agreements, instruments, documents and certificates as the Authorized Officer so acting may deem necessary or appropriate, and to take or cause to be taken any and all such other actions on behalf of the Company as the officer so acting deems necessary or appropriate to effectuate the transactions contemplated by any of the foregoing resolutions; and

FURTHER RESOLVED, that any and all actions previously taken by any of the Authorized Officers or representatives of the Company, for and on behalf and in the name of the Company, in connection with any of the foregoing resolutions are hereby authorized, ratified, confirmed and approved in all respects for all purposes.

This written consent shall be filed with the minutes of the meetings of the stockholders of the Company and shall be treated for all purposes as action taken at a meeting of such stockholders.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Stockholder has executed this irrevocable written consent as of the date first set forth above.

ECLIPSE RESOURCES HOLDINGS, L.P.

By:	/s/ Benjamin W. Hulburt
Name:	Benjamin W. Hulburt
Title:	President and Chief Executive Officer

[Signature Page to Written Consent of Eclipse Resources Holdings, L.P.]